Exhibit 99.1

PTC 2020 JP Morgan Healthcare Conference Stuart W. Peltz, Ph.D., CEO

Forward looking statement

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements related to preliminary unaudited 2019 financial information with respect to 2019 net product revenue of Translarna for the treatment of nmDMD and EMFLAZA for the treatment of Duchenne muscular dystrophy, statements with respect to 2020 net product revenue guidance, statements with respect to the 2020 operating expenditure guidance and statements regarding: the future expectations, plans and prospects for PTC; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any potential regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and potential commercialization of Tegsedi and Waylivra; expansion of commercialization of Translarna and Emflaza and related regulatory submissions; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and potential approvals, manufacturing capabilities and the potential financial impact and benefits of its leased biologics facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; the enrollment, conduct, and results of studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any potential regulatory submissions and potential commercialization with regards to risdiplam; PTC's ability to complete a dystrophin study necessary to support a re-submission of its Translarna NDA for the treatment of nonsense mutation Duchenne muscular dystrophy (nmDMD) to the FDA, and PTC's ability to perform any necessary additional clinical trials, non-clinical studies, and CMC assessments or analyses at significant cost; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the European Economic Area (EEA), including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to enroll, fund, complete and timely submit to the EMA the results of Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, which is a specific obligation to continued marketing authorization in the EEA; expectations with respect to the commercialization of Tegsedi and Waylivra; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of Translarna, Emflaza, PTC-AADC, Tegsedi, Waylivra, risdiplam or any of PTC's other product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of the lease agreement for its leased biologics facility; PTC's ability to satisfy its obligations under the terms of the senior secured term loan facility with MidCap Financial; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, PTC-AADC, Tegsedi, Waylivra or risdiplam.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

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A global, commercial, diversified, biopharmaceutical company focused on innovative therapies for rare genetic disorders 3

Global commercial capabilities & infrastructure Offices in 20 countries Footprint in >50 countries 800+ employees 4

Strong financial performance supports future growth ~$306M 2019 Unaudited Net Revenue New product launches and approvals could also contribute 2020 revenue to $291M 2019 DMD Franchise Net Product Unaudited Net Revenue (e.g.,Tegsedi, commercial Waylivra EAP, PTC-AADC and risdiplam) $320–$340M 2020 DMD Franchise Net Product Revenue Guidance $545–$575M 2020 Opex Guidance PTC Therapeutics Provides Corporate Update and Highlights Pipeline Progress at 2020 J.P. Morgan Healthcare Conference 5

Significant success-based revenue through remaining risdiplam milestones and royalties Total remaining regulatory milestone-based payments Potential 2020 risdiplam milestone payments to PTC $72.5M Milestone Payment Up to NDA Filing in Japan $ 7,500,000 mid-teen royalties Total sales-threshold-based payments Annual, tiered potential royalties-based on net sales PTC Therapeutics Provides Corporate Update and Highlights Pipeline Progress at 2020 J.P. Morgan Healthcare Conference 6 First US Commercial Sale$ 20,000,000 Total$ 42,500,000 MAA Filing with EMA$ 15,000,000

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi, waylivra
Clinical	US Dystrophin Aniridia CDKL5/Dravet*	SMA	AADC	PTC743 MEDS PTC743 FA	PTC596 DIPG PTC596 LMS PTC299 AML	LGMD2i	
Research		HD Undisclosed	FA Angelman IRDs Cog Disorders	PTC857 GBA-PD Undisclosed			

Potential registrational studies

* Investigator-initiated study with NYU

7
PTC THERAPEUTICS

Sustainable innovation drives continuous value creation


REVENUE
2015
Translarna™
$34M
Risdiplam
2016
Translarna™
$81M
HD,
risdiplam
2019
DMD Franchise
(unaudited)
$291M
Emflaza®
HD, PTC-AADC,
PTC-FA, risdiplam,
Tegsedi™, Waylivra®
2020*
DMD Franchise
(risdiplam, Tegsedi™,
Waylivra®, PTC-AADC)
$320 –
$340M
Angelman, ataluren (US
DMD, aniridia), FA, GBA-
PD, HD, LGMD2i, MEDS,
PTC-FA
2023
DMD Franchise, PTC-AADC,
risdiplam, Tegsedi™,
Waylivra®
$1.5B
Angelman, ataluren (aniridia),
FA, GBA-PD, HD, LGMD2i,
MEDS, PTC-FA, undisclosed
redox, gene therapy, and
splicing
Beyond 2023
Nonsense Mutation
Gene Therapy
Splicing
Redox
INNOVATION

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Multiple potential value driving events in 2020

	4Q19	1Q20	2Q20	3Q20	4Q20
			★ Analyst Day		
Nonsense Mutation		Aniridia data	US dystrophin data		
Splicing	Risdiplam NDA filed SUNFISH Part 2 topline	SUNFISH Part 2 data FIREFISH Part 2 topline	Risdiplam MAA filing Risdiplam PDUFA	Risdiplam US launch	Risdiplam US launch HD IND filed
Gene Therapy		AADC MAA submitted	AADC BLA submitted	FA enters clinic	
Redox			Initiate PTC743 MEDS trial Initiate PTC857 Ph1 trial	Initiate PTC743 FA trial	
Emflaza					LGMD2i data
Tegsedi	ANVISA approval	hATTR launch	hATTR launch	hATTR launch	hATTR launch
waylivra	FCS sales through early access program	FCS sales through early access program	FCS sales through early access program	FCS sales through early access program	ANVISA approval FCS sales through early access program

Clinical | Regulatory | Commercial

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PTC

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi; waylivra
Clinical	US Dystrophin; Aniridia; CDKL5/Dravet*	SMA	AADC	PTC743 MEDS; PTC743 FA	PTC596 DIPG; PTC596 LMS; PTC299 AML	LGMD2i	
Research		HD; Undisclosed	FA; Angelman; IRDs; Cog Disorders	PTC857 GBA-PD; Undisclosed			

Potential registrational studies

* Investigator-initiated study with NYU

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PTC THERAPEUTICS

Translarna™ demonstrates long-term benefit in DMD patients EU5 nmDMD patients treated with Translarna Compliance STRIDE is a real-world, long-term registry of patients receiving Translarna Translarna treatment slowed disease progression in nmDMD compared to matched natural history patients 2.2% Translarna-treated pts had an FVC<50% compared to 32.1% 3 years Extension in ability to stand from supine in less than 5 seconds 3.5 years Delay in loss of ambulation 1 1

Growth opportunities in DMD franchise Translarna • Increased penetration in existing territories Geographic expansion into new territories Increased awareness and earlier diagnosis Potential US NDA submission in 2020 2020 net DMD Franchise revenue guidance 2019 net DMD Franchise revenue • • $190M (unaudited) • $320-340M $291M (unaudited) Emflaza $101M (unaudited) • • • Growth in 2-5 year olds from label expansion Optimize dosing in both new and existing pts Publications showing the benefit of Emflaza over prednisone • • Reduced payer restrictions Benefit of switching 1 2

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi; waylivra
Clinical	US Dystrophin; Aniridia; CDKL5/Dravet*	SMA	AADC	PTC743 MEDS; PTC743 FA	PTC596 DIPG; PTC596 LMS; PTC299 AML	LGMD2i	
Research		HD; Undisclosed	FA; Angelman; IRDs; Cog Disorders	PTC857 GBA-PD; Undisclosed			

Potential registrational studies

* Investigator-initiated study with NYU

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Splicing is highly selective with broad applicability Isoform plex Proprietary RNA-targeted small molecule library HTSpliceseq Transcriptome mRNA isoform detection platforms Exploiting U1-noncanonical exons 2020 and beyond Risdiplam SMN2 exon 7 inclusion Alternative splicing Familial dysautonomia ELP1 exon 20 inclusion Exon skipping >5 additional undisclosed targets Stop exon inclusion Huntington disease Stop exon inclusion 1 4 2019

Risdiplam: An modifier oral small molecule selective SMA splicing SMN1 SMN2 DNA 6 6 7 8 7 8 pre-mRNA 6 7 8 6 7 8 Risdiplam mRNA 6 7 8 6 8 Protein 2b 7 1 2a 2b 3 4 5 6 1 2a 3 4 5 6 8 Functional Unstable 1 5

Risdiplam – Most competitive commercial profile across broadest population

FIREFISH – Type 1 SMA

82% on high dose had a CHOP-INTEND ≥ 40

48% of all infants were able to maintain head control

33% of all infants were able to sit independently

12% on high dose achieved bouncing, the first HINE-2 walking milestone

FIREFISH Part 2 topline data expected in Q1 2020

SUNFISH – Type 2 and 3 SMA

58% achieved improvements of ≥ 3 in MFM32 scores

Part 2 study demonstrated statistically significant improvement for patients

SUNFISH Part 2 data presentation expected in Q1 2020

- Studied in Type 1,2,3 patients from newborns to 60 years of age
- No treatment-related safety findings leading to withdrawal
- Systemic and central mode of action
- Demonstrated increases in full-length SMN2 mRNA
- Ability to measure full-length mRNA and protein in blood
- **PDUFA: May 24, 2020**

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Risdiplam – Most competitive commercial profile population across broadest SMN protein in blood of SMA patients and healthy subjects • Studied in Type 1,2,3 patients from newborns to 60 years of age before and after 4 weeks of treatment 8 • No treatment-related safety findings leading to withdrawal 6 • Systemic and central mode of action 4 • Demonstrated increases in full-length SMN2 mRNA 2 • Ability to measure full-length mRNA and protein in blood 0 • PDUFA: May 24, 2020 Baseline Sunfish =<11yrs Week 4 Firefish Sunfish >11yrs Jewelfish Healthy Volunteers 1 7 SMN Protein (ng/ml)

Toxic HTT death protein aggregation causes extensive neuronal cell Healthy HD Goh et al. Aus Psychiatry. 2018 1 8

Splicing modifiers reduce HTT protein in Huntington disease


Healthy
HD

HD is a neurodegenerative disease caused by a toxic gain-of-function triplet repeat (CAG) expansion in the huntingtin gene


(CAG)>35
Stop exon
Untreated
Ex 1
Ex X
Ex Y
Ex 1
Ex X
Ex Y
Toxic HTT protein
(CAG)>35
Stop exon
Ex 1
Ex X
Ex Y
STOP
Stop exon
Ex 1
Ex X
Ex Y
Degraded through translation-linked mRNA decay
Toxic HTT protein
Treatment with splicing modifier
R1
R2
R3
HET1
Ar
Splicing modifiers potentiate stop exon inclusion

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HD splicing small molecules have broad tissue distribution Dose dependent HTT lowering in the brain in BACHD mice HD IND expected late 2020 • • • • Oral, crosses BBB Titratable Development candidate selected Ability to measure mRNA and protein in blood in healthy volunteers Brain 120 100 80 60 40 20 0 Vehicle 1 3 7 21 63 Treated (mg/kg) Uniform HTT lowering with ~1:1 brain and blood concentrations* Striatum Cortex Cerebellum Brain and blood HTT lowering 120 100 80 60 40 20 0 120 100 80 60 40 20 0 120 100 80 60 40 20 0 Vehicle 7 mg/kg Vehicle 7 mg/kg Vehicle 7 mg/kg *Data on file from multiple studies 2 0 % HTT Remaining % HTT Remaining % HTT Remaining % HTT Remaining

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi, waylivra
Clinical	US Dystrophin Aniridia CDKL5/Dravet*	SMA	AADC	PTC743 MEDS PTC743 FA	PTC596 DIPG PTC596 LMS PTC299 AML	LGMD2i	
Research		HD Undisclosed	FA Angelman IRDs Cog Disorders	PTC857 GBA-PD Undisclosed			

Potential registrational studies

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* Investigator-initiated study with NYU

PTC THERAPEUTICS

Treating rare monogenic disorders with targeted gene therapy Potential advantages of targeted therapy • Local administration lowers systemic immunogenicity and exposure Low turnover cells may lead to improved durability • • Micro-dosing lowers manufacturing and patient burden Pipeline • • • • • PTC-AADC MAA submitted PTC-AADC BLA now expected in 2Q20 PTC-FA expected to enter clinic in 3Q20 Angelman syndrome IND anticipated 1H 2021 >5 nonclinical development candidates 2 2

Internal gene therapy manufacturing capabilities • • In-house manufacturing begins in 2020 15-year lease on ~185,000 sq. ft. which includes a state-of-the-art biologics production facility with supporting research and operations buildings in NJ • Highly qualified staff in biologics manufacturing joining PTC • Facility to support gene therapy production & continued development of investigational medicines 2 3

AADC deficiency – Rare disorder with significant unmet need Normal AADC • Rare progressive childhood disease, affecting approximately 5,000 patients globally Head Position 3-4 months Up • Children with severe AADC deficiency never achieve motor development milestones • Profound development failure with shortened life expectancy in severe forms (4 - 8 yrs) Sitting 6-9 months • Patients identified in Asia, US, Europe and LatAm > 50 disease causing variants described in AADC deficiency Standing 10-12 months • Wassenberg T et al. Orphanet J Rare Dis. 2017;12(1):12 2 4

PTC-AADC patients make significant and sustainable progress Untreated Post-Treatment Age 2 Age 3 Age 4.5 2 5

PTC-AADC demonstrates significant and durable motor improvements across patient population 1-Year Results of Motor Development PDMS-21 through 12 months – Studies 1 & 2 5-Year Results of Motor Development PDMS-21 through 60 months - Study 1 150 150 100 100 50 50 0 60 0 20 40 60 80 100 120 20 40 80 100 120 Chronological Age (Months) Chronological Age (Months) 1 Peabody Developmental Motor Scale Chien et al. Presented at Child Neurology Society October 23-26 2019, Charlotte, NC 2 6 Score Score

Expertise in patient identification Early diagnosis Increased awareness Genotyping 2 7 AADC US efforts: No-cost testing via whole blood 3-OMD newborn screening test; reflex to AADC enzyme activity and DDC gene sequencing AADC Ex-US efforts: No-cost testing via dried blood spot cards 3-OMD screening; reflex to DDC gene sequencing 200 AADC patients identified Newborn Screening More than 1 million newborns expected to be screened by the end of 2021 in the US Prevalence Screening Study in Patients with Cerebral Palsy (CP) Protocol driven study to identify prevalence of AADC in CP patients of unknown etiology

Expertise in patient identification Early diagnosis Increased awareness Genotyping 2 8 AADC US efforts: No-cost testing via whole blood 3-OMD newborn screening test; reflex to AADC enzyme activity and DDC gene sequencing AADC Ex-US efforts: No-cost testing via dried blood spot cards 3-OMD screening; reflex to DDC gene sequencing 300+ AADC patients by launch Newborn Screening More than 1 million newborns expected to be screened by the end of 2021 in the US Prevalence Screening Study in Patients with Cerebral Palsy (CP) Protocol driven study to identify prevalence of AADC in CP patients of unknown etiology

Friedreich Ataxia (FA) is a severe neuromuscular disorder amenable to gene therapy

Larger repeat expansion → Lower protein levels


Dentate
nucleus

Reduced mitochondrial function

- Inherited, monogenic disease arising from triplet repeat expansion
- Mutation in frataxin gene limits protein production
  - Most common hereditary ataxia (~25,000 patients globally)
  - Childhood onset
  - Debilitating, life shortening neuromuscular disorder
  - Only palliative treatments available currently

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Koeppen A. *J Neurol Sci*. 2011 April 15; 303(1-2): 1–12

PTC

Frataxin expression seen in large animal models PTC-FA Intracerebellar Dosing in Porcine Model* PTC-FA Intracerebellar Dosing in NHP Model* 3,000 1,000 Cerebellar Cortex Dentate Nucleus Cerebellar Cortex Dentate Nucleus 2,500 800 2,000 600 1,500 400 1,000 Target Frataxin Protein Healthy Human DN 200 Target Frataxin Protein Healthy Human DN 500 0 0 Unilateral dose of 3.0 x 1012 vg total - Day 28 - Mean (SEM) *Human-specific detection Bi-lateral Dose of 2.4 x 1012 vg total - Day 28 - Mean (SEM) *NHP background subtracted PTC-FA to enter 30 clinic 3Q20 3 0 ELISA for Human Frataxin (ng/g) ELISA for Human Frataxin (ng/g)

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi; waylivra
Clinical	US Dystrophin Aniridia CDKL5/Dravet*	SMA	AADC	PTC743 MEDS PTC743 FA	PTC596 DIPG PTC596 LMS PTC299 AML	LGMD2i	
Research		HD Undisclosed	FA Angelman IRDs Cog Disorders	PTC857 GBA-PD Undisclosed			

Potential registrational studies

* Investigator-initiated study with NYU

31

PTC THERAPEUTICS

Redox platform is a novel approach focusing on inflammation and oxidative stress



15-Lipoxygenase
Glial Cell Activation & Inflammation
Alpha-synuclein Oxidation & Aggregation
Glutathione Oxidation & Depletion
Oxidative Stress Mediated Membrane Damage



O
OH
Arachidonic acid
PTC743 & PTC857
15-lipoxygenase
OH
O
15-OOH-Arachidonic acid 15(S)-HpETE*
Lipid signaling molecule that regulates fundamental disease processes
Glutathione
GPX4
Selenocysteine-dependent active site
Glutathione disulfide
HO
15-OH-Arachidonic acid

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Initiating three redox clinical trials in 2020

PTC743
Mitochondrial Epilepsy Trial

Trial Starting 2Q20

- Proof-of-concept in dozens of patients
- Clinical trials demonstrated reduction in hospitalizations and mortality risk in MEDS patients
- To enroll patients with 4 most common sub-types of MEDS

5-6K
patients in the US and EU

PTC743
Friedreich Ataxia Trial

Trial Starting 3Q20

- Mechanism linked to FA pathology
- >60 subjects treated; Improvement in FARS compared to natural history
- Potentially complementary with FA gene therapy

25K
patients WW

PTC857
Phase 1 Trial

Trial Starting 2Q20

- Targeting GBA Parkinson's disease as first indication
- Inhibits alpha-synuclein oxidation and aggregate intensity in preclinical trials
- Protects dopamine-related motor function in MPTP mouse

~50 – 90K
patients in the US

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PTC THERAPEUTICS

Multiplatform approach builds diversified pipeline

SCIENTIFIC PLATFORMS & RESEARCH

	Nonsense Mutation	Splicing	Gene Therapy	Redox	Oncology	Deflazacort	LatAm Commercial
Commercial	translarna ataluren					Emflaza	Tegsedi; waylivra
Clinical	US Dystrophin Aniridia CDKL5/Dravet*	SMA	AADC	PTC743 MEDS PTC743 FA	PTC596 DIPG PTC596 LMS PTC299 AML	LGMD2i	
Research		HD Undisclosed	FA Angelman IRDs Cog Disorders	PTC857 GBA-PD Undisclosed			

Potential registrational studies

* Investigator-initiated study with NYU

34

PTC THERAPEUTICS

Leveraging our existing LatAm infrastructure to commercialize Tegsedi & Waylivra

Tegsedi™ (inotersen)

Best fit for Latin American hATTR market

ANVISA approval granted in 2019

Only approved hATTR indication to include improvements in QoL

hATTR most prevalent phenotype in Latin America with ~6,000 patients waylivra™ (volanesorsen sodium) Injection 300mg in 1.5mL

Waylivra to utilize our patient support in Latin America

Potential ANVISA approval expected in 4Q20

Potential first FCS treatment

Received EU conditional marketing approval

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FCS = familial chylomicronemia-syndrome

PTC

2020 Potential milestones to generate value Waylivra approval US Translarna NDA submission PTC857 GBA Parkinson’s PTC743 MEDS IND in Huntington Disease Aniridia data AADC gene therapy approval FA gene therapy to enter clinic PTC743 FA Risdiplam approval 3 6

A global, commercial, diversified, biopharmaceutical company focused on innovative therapies for rare genetic disorders 3 7